Non-Qualified Deferred Compensation Plan	12 Months Ended
Dec. 31, 2012
Non-Qualified Deferred Compensation Plan [Abstract]
Non-Qualified Deferred Compensation Plan

15. Non-Qualified Deferred Compensation Plan

On October 1, 2011, the Company entered into a grantor Rabbi Trust Agreement (the "Trust") under a Nonqualified Deferred Compensation Plan (the "NDC Plan") to establish a contract for the payment of deferred compensation. The bank holds the investments and is also the trustee. It is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the NDC Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974.

The Trust assets are subject to the claims of the creditors of the Company in the event of the Company's insolvency. All administrative fees of the Trust are paid by the Company. The NDC Plan is an elective plan whereby the participants may elect to defer compensation into the NDC Plan. At the discretion of the Company, additional deposits may be made by the Company for the NDC Plan participants. Upon certain distributable events, the participants of the NDC Plan may receive benefit payments, but the NDC Plan is not guaranteed. Compensation of $151,308 was elected to be deferred by NDC Plan participants during the year ended December 31, 2011. During the year ended December 31, 2011, the Company transferred $5,000 to the Trust. The Company's books do not reflect a liability for the deferred compensation due to the nature of the contingency contained in the NDC Plan agreement. There was no additional funding during the year ended December 31, 2012.

The assets held in the Trust under the NDC Plan as of December 31, 2012 and 2011 are as follows:

	Cost	Gross Cumulative Unrealized Gains	Gross Cumulative Unrealized Losses	Fair Market Value
Cash	$5,000	-	-	5,000